Exhibit 4.2

Execution Version

DROPBOX, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of January 30, 2014, by and among Dropbox, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached hereto (the “Investors”).

RECITALS

WHEREAS, certain of the Investors have purchased from the Company shares of the Company’s Series A Preferred Stock (“Series A Stock”), Series A-1 Preferred Stock (“Series A-1 Stock”) and/or Series B Preferred Stock (“Series B Stock”), and in connection therewith, the Company and certain of the Investors also entered into an Investors’ Rights Agreement dated as of September 13, 2011, as amended (the “Prior Agreement”).

WHEREAS, concurrently herewith, certain of the Investors are purchasing from the Company shares of its Series C Preferred Stock (the “Series C Stock” and, collectively with the Series A Stock, Series A-1 Stock and Series B Stock, the “Preferred Stock”) pursuant to a Series C Preferred Stock Purchase Agreement of even date herewith by and among the Company and certain of the Investors (the “Purchase Agreement”).

WHEREAS, as an inducement to the Investors to purchase the Series C Stock pursuant to the Purchase Agreement, the Investors, the Stockholders and the Company desire to amend and replace the Prior Agreement in its entirety by entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.	INFORMATION RIGHTS.

1.1    Basic Financial Information. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Investor holds at least 5,500,000 shares of Series A Stock, Series B Stock or Series C Stock (as adjusted for stock splits, reverse stock splits and stock dividends) and/or the equivalent number (on an as-converted basis) of shares of Class B Common Stock of the Company (the “Class B Common Stock”) issued upon the conversion of such shares of Preferred Stock (the “Conversion Stock”) (such an Investor, a “Major Investor”) the Company will:

(a)    Annual Reports. Furnish to such Investor, as soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated Balance Sheet as of the end of such fiscal year, a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such fiscal year, such year-end financial reports to be in reasonable detail and audited by an independent public accounting firm of national recognized standing, and to set forth in each case in comparative form the figures from the Company’s previous fiscal year (if any), all prepared in accordance with U.S. generally accepted accounting principles and practices (“GAAP”).

(b)    Quarterly Reports. Furnish to such Investor as soon as practicable, and in any case within forty-five (45) days after the end of each fiscal quarter of the Company (except the last quarter of the Company’s fiscal year), quarterly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Cash Flows and an unaudited Statement of Income, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP).

For the purposes of this Agreement, “Affiliate” shall mean, with respect to any specified entity, any other entity which, directly or indirectly, controls, is controlled by, or is under common control with such specified entity, including, without limitation, any general partner, officer, director or manager of such person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, is under common investment management with, shares the same management or advisory company with or is otherwise affiliated with such entity.

1.2    Confidentiality. Except as otherwise agreed to in writing in advance by the Company, each Investor agrees that, except with the prior written permission of the Company, such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information of the Company obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement) or any other agreement with the Company, except for such confidential information that (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 1.2 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company. Notwithstanding the foregoing, an Investor may disclose confidential information:

(i)    to any of the Investor’s attorneys, accountants, consultants, other advisors, and investors, to the extent necessary in connection with monitoring the investment in the Company and if such persons are obligated to maintain the confidentiality of the same;

(ii)    to any prospective purchaser of any Registrable Securities (as defined below) from the Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 1.2;

(iii)    as may otherwise be required by law, if the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; or

(iv)    in connection with the enforcement of this Agreement or rights under this Agreement.

1.3    Inspection Rights. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor.

1.4    Termination of Certain Rights. The Company’s obligations under Sections 1.1 and 1.3 above will terminate upon the earliest to occur of the following: (a) immediately prior to the closing of the first sale of the Company’s Class A Common Stock (the “Class A Common Stock”) or Class B Common Stock to the general public pursuant to a registration statement under the U.S. Securities Act of 1933, as amended (an “IPO”) or (b) immediately prior to the closing of a Liquidation Event (as such term is defined in the Company’s Restated Certificate of Incorporation, as may be amended from time to time (the “Restated Certificate”)).

2.	REGISTRATION RIGHTS.

2.1    Definitions. For purposes of this Section 2:

(a)    Registration. The terms “register,” “registration” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement.

(b)    Registrable Securities. The term “Registrable Securities” means:

(1)    all the shares of Class A Common Stock and Class B Common Stock of the Company issued or issuable upon the conversion of any shares of Preferred Stock; and

(2)    any shares of Class A Common Stock or Class B Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Class A Common Stock or Class B Common Stock described in clause (1) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities with respect to which, pursuant to Section 2.12 hereof, the holders are no longer entitled to registration rights pursuant to Sections 2.2, 2.3 or 2.4 hereof (the “Excluded Shares”).

(c)    Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Class A Common Stock and Class B Common Stock which are Registrable Securities that are then (1) issued and outstanding or (2) issuable pursuant to the exercise or conversion of then outstanding and then exercisable and qualifying options, warrants or convertible securities.

(d)    Holder. The term “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of shares of Preferred Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and provided, further, that the Company shall in no event be obligated to register shares of Preferred Stock, and that Holders of Registrable Securities will not be required to convert their shares of Preferred Stock into Class A Common Stock or Class B Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

(e)    Form S-3. The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f)    SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

2.2    Demand Registration.

(a)    Request by Holders. If the Company shall receive at any time after the earlier of seven (7) years after the date of this Agreement, and six (6) months after the effective date of the Company’s IPO, a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within thirty (30) days after the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within thirty (30) days after receipt of the Request Notice, subject only to the limitations of this Section 2; provided that the Registrable Securities requested by all Holders to be registered pursuant to such request must either (i) be at least forty percent (40%) of all Registrable Securities then outstanding or (ii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than ten million dollars ($10,000,000); provided, however, that the Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 2.2

(1)    within the 180 day period following the Company’s initial public offering, or

(2)    if the Company delivers notice to the Holders requesting a registrations statement pursuant to this Section 2.2 within thirty (30) days of such registration request of the Company’s intent to file a registration statement in connection with a registered public offering within sixty (60) days of such registration request.

(b)    Underwriting. If the Holders initiating the registration request under this Section 2.2 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. The Company shall not be required to include any securities of any Holder in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(c)    Maximum Number of Demand Registrations. The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2.

(d)    Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(e)    Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, which may be counsel for the Company (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it is declared effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their demand registration rights pursuant to this Section 2.2.

2.3    Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 of this Agreement or to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)    Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration, and third, to each of the Holders of Excluded Shares on a pro rata basis based on the total number of Registrable Securities then held by each such Holder provided however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the shares included in the registration, except for a registration relating to the Company’s IPO, from which all Registrable Securities may be excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice, given in accordance with Section 6.1 hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)    Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.3, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, which may be counsel for the Company (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

2.4    Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least forty percent (40%) of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will do the following:

(a)    Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

(b)    Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(1)    if Form S-3 is not available for such offering;

(2)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than three million dollars ($3,000,000);

(3)    if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4;

(4)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(5)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)    Expenses. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4, (excluding underwriters’ or brokers’ discounts and commissions), including without limitation all filing, registration and qualification, printers’ and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders selected by them and counsel for the Company. Each Holder participating in a registration pursuant to this Section 2.4 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

(d)    Not Demand Registration. Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2.2 above.

2.5    Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, subject to the provisions of subsection 2.5(g) below, as expeditiously as reasonably possible:

(a)    Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

(b)    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and, in connection with any registration on Form S-3 pursuant to Section 2.4 above, use reasonable, diligent efforts to timely file all reports required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in order to maintain the right to continue to use such Form and to maintain such registration in effect.

(c)    Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)    Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting hereby agrees to also enter into and perform its obligations under such an agreement.

(f)    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)    Notwithstanding any other provision of this Agreement, from and after the time a registration statement filed under this Section 2 covering Registrable Securities is declared effective, the Company shall have the right to suspend the registration statement and the related prospectus in order to prevent premature disclosure of any material non-public information related to corporate developments by delivering notice of such suspension to the Holders, provided, however, that the Company may exercise the right to such suspension only once in any 12-month period and for a period not to exceed 90 days. From and after the date of a notice of suspension under this subsection 2.5(g), each Holder agrees not to use the registration statement or the related prospectus for resale of any Registrable Security until the earlier of (1) notice from the Company that such suspension has been lifted or (2) the 90th day following the giving of the notice of suspension.

2.6    Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

2.7    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8    Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4 :

(a)    By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, the “Violations” and, individually, a “Violation”):

(1)    any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, any free-writing prospectus as defined in Rule 405 promulgated under the Securities Act or any amendments or supplements thereto; or

(2)    the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(3)    any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

The Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, within three months after a request for reimbursement has been received by the Company, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b)    By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; within three months after a request for reimbursement has been received by the indemnifying Holder, provided, however, that the indemnity agreement contained in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.8(b) or as contributions under Section 2.8(d) in respect of all Violations by such Holder in respect of a registered offering shall not in the aggregate exceed the net proceeds received by such Holder in such registered offering.

(c)    Notice. Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)    Contribution. If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In any such case, (A) the total amounts payable in indemnity by a Holder under Section 2.8(b) and this Section 2.8(d) in respect of all Violations by such Holder in respect of a registered offering shall not in the aggregate exceed the net proceeds received by such Holder in such registered offering; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)    Conflict with Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

(f)    Survival. The obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

2.9    “Market Stand-Off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees, partners or Affiliates of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of an IPO; provided however that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 of thereof applies, then the restrictions imposed by this Section 2.9 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 215 days after the effective date of the registration statement.

(a)    For purposes of this Section 2.9, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the book-entry accounts representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The foregoing provisions of this Section 2.9 shall not apply to any sale of any shares pursuant to an underwriting agreement and shall not apply to any shares acquired in an IPO or in market purchases following an IPO. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters of each such registration statement that are consistent with this Section 2.9 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements. The obligations described in Section 2.9 shall apply only if all officers and directors of the Company and all one-percent (1%) security holders enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

2.10    Limitations on Disposition. Each Holder hereby agrees not to make any disposition of all or any portion of and Registrable Securities unless and until:

(a)    there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)    such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Holder or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such notice, registration statement or opinion of counsel shall be required: (i) for any transfer of any Registrable Securities in compliance with SEC Rule 144 or Rule 144A, or (ii) for any transfer of any Registrable Securities by a Holder that is a partnership, limited liability company or a corporation to (A) a partner of such partnership, a member of such limited liability company or stockholder of such corporation, (B) an Affiliate of such partnership, limited liability company or corporation (including without limitation any affiliated investment fund of such Holder), (C) a retired partner of such partnership or a retired member of such limited liability company, (D) the estate of any such partner, member or stockholder, or (iii) for the transfer by gift, will or intestate succession by any Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases in this clause (iii) the transfer was without additional consideration and the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were an original Investor hereunder.

2.11    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Class A Common Stock or Class B Common Stock of the Company, the Company agrees to:

(a)    Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)    Use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

(c)    So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act); and

(d)    Take such action, including the voluntary registration of its Class A Common Stock or Class B Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

2.12    Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Sections 2.2 through 2.4 with respect to: (a) any request or requests for registration made by any Holder on a date more than five (5) years after the closing date of the Company’s IPO; or (b) after an IPO and the expiration of the restrictions included in Section 2.9, any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2.2, 2.3 or 2.4 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold on any one day without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

3.	RIGHT OF FIRST REFUSAL.

3.1    General. Each Major Investor and any non-Affiliate party (i) to whom such Major Investors’ rights under this Section 3 have been duly assigned in accordance with this Agreement and (ii) who continues to hold at least 4,696,600 shares (as adjusted for stock splits, reverse stock splits and stock dividends) of Series A Stock, Series B Stock, Series C Stock and/or Conversion Stock (each such Holder or assignee being hereinafter referred to as a “Rights Holder”) has the right of first refusal to purchase such Rights Holder’s Pro Rata Share (as defined below), of all (or any part) of any “New Securities” (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement, provided, however, such Rights Holder shall have no right to purchase any such New Securities if such Rights Holder cannot demonstrate to the Company’s reasonable satisfaction that such Rights Holder is at the time of the proposed issuance of such New Securities an “accredited investor” as such term is defined in Regulation D under the Securities Act; provided, further, that such Rights Holder shall be entitled to apportion its rights of first refusal set forth in this Section 3 among itself and its Affiliates in any such proportions it deems appropriate in its sole discretion. A Rights Holder’s “Pro Rata Share” for purposes of this right of first refusal is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d)), to (b) a number of shares of Class A Common Stock and Class B Common Stock of the Company equal to the sum of (1) the total number of shares of Class A Common Stock and Class B Common Stock of the Company then outstanding plus (2) the total number of shares of Class B Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (3) the number of shares of Class A Common Stock or Class B Common Stock of the Company reserved for issuance under any stock purchase and stock option plans of the Company.

3.2    New Securities. “New Securities” shall mean any Class A Common Stock, Class B Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Class A Common Stock, Class B Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Class A Common Stock, Class B Common Stock or Preferred Stock; provided, however, that the term “New Securities” does not include securities exempt from the definition of Additional Shares (as defined in the Restated Certificate).

3.3    Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Rights Holder a written notice of its intention to issue New Securities (the “Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities given in accordance with Section 6.1 hereof. Each Rights Holder shall have twenty (20) days from the date such Notice is effective, as determined pursuant to Section 6.1 hereof based upon the manner or method of notice, to agree in writing to purchase such Rights Holder’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder’s Pro Rata Share). If any Rights Holder fails to so agree in writing within such twenty (20) day period to purchase such Rights Holder’s full Pro Rata Share of an offering of New Securities (a “Nonpurchasing Holder”), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such New Securities that he, she or it did not so agree to purchase.

3.4    Failure to Exercise. In the event that the Rights Holders fail to exercise in full the right of first refusal within such twenty (20) day period, then the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which the Rights Holders’ rights of first refusal hereunder were not exercised, at a price and upon terms not more favorable to the purchasers thereof than specified in the Company’s Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such ninety (90) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

3.5    Termination. This right of first refusal shall terminate immediately prior to the earlier of (a) the closing of an IPO or (b) the closing of a Liquidation Event.

4.	ASSIGNMENT AND AMENDMENT.

4.1    Assignment. Notwithstanding anything herein to the contrary:

(a)    Information Rights. The rights of an Investor under Section 1 hereof may be assigned only to (a) an Affiliate of such Investor or (b) a party who acquires from an Investor (or an Investor’s permitted assigns) at least that minimum number of shares of Preferred Stock and/or an equivalent number (on an as-converted basis) of shares of Conversion Stock described in Section 1.1 hereof.

(b)    Registration Rights. The registration rights of a Holder under Section 2 hereof may be assigned only to (a) an Affiliate of such Holder or (b) a party who acquires at least 4,500,000 shares of Preferred Stock and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof; provided, however that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided further, that any such assignee of such rights (other than an Affiliate) is not deemed by the Board, in its reasonable judgment, to be a competitor of the Company; and provided further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

4.2    Amendment and Waiver of Rights. Subject to Section 4.3, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding shares of Preferred Stock and/or Conversion Stock representing and/or convertible into a majority of all the Investors’ Shares (as defined below); provided, however, that any amendment or waiver that would adversely affect an Investor differently (and disproportionately) than any other Investor shall also require the written consent of such adversely affected Investor. As used herein, the term “Investors’ Shares” shall mean the shares of Class B Common Stock then issuable upon conversion of all then outstanding shares of Preferred Stock plus all then outstanding shares of Conversion Stock that were issued upon the conversion of any shares of Preferred Stock. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

4.3    New Investors. Notwithstanding anything herein to the contrary, if pursuant to Section 2.2 of the Purchase Agreement, additional parties may purchase shares of Preferred Stock as “New Investors” thereunder, then each such New Investor shall become a party to this Agreement as an “Investor” hereunder, without the need of obtaining any consent, approval or signature of any Investor when such New Investor has both: (a) purchased shares of Preferred Stock under the Purchase Agreement and paid the Company all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement as an “Investor,” with the Company’s consent.

5.    COVENANT TO PROVIDE RULE 506 REPRESENTATION. In the event that, following the Closing, an Investor, collectively with its Affiliates, holds securities constituting 20% or more of the outstanding voting power of all of the Company’s securities, such Investor shall, if requested by the Company, provide to the Company a representation consistent with Section 4.10 of the Purchase Agreement regarding the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. This covenant shall terminate immediately prior to the earlier of (a) the closing of an IPO or (b) the closing of a Liquidation Event.

6.	GENERAL PROVISIONS.

6.1    Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such party under this Agreement on the earliest of the following:

(a)    the date of personal delivery;

(b)    one (1) business day after deposit with a return receipt express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

(c)    three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below such party’s signature on this Agreement or on an Exhibit hereto, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last party required to be given such notice.

(d)    Notices to the Company shall be as follows:

185 Berry Street, 4th Floor

San Francisco, CA 94107

Attention: Drew Houston

with a copy to:

Fenwick & West LLP

Silicon Valley Center

801 California Street

Mountain View, CA 94041

Attention: Ted Wang, Esq.

Facsimile: (650) 938-5200

(e)    Notices to Investors shall be to such Investor’s address or facsimile number set forth on Exhibit A hereto.

6.2    Entire Agreement. This Agreement, including all Exhibits hereto, each of which is incorporated herein by reference, constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such subject matter.

6.3    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, excluding that body of laws pertaining to conflict of laws.

6.4    Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then the parties agree to substitute such provision(s) through good faith negotiations.

6.5    Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.6    Successors And Assigns. Subject to the provisions of Section 6.1, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

6.7    Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

6.8    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.

6.9    Costs And Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6.10    Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Class A Common Stock, Class B Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

6.11    Aggregation of Stock. For purposes of this Agreement, all shares held or acquired by Affiliates of entities or persons shall be aggregated together with all shares held by such entities or persons for the purpose of determining the availability of any rights under this Agreement.

6.12    Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6.13    Covered Persons. The Company acknowledges that the Investors and their Affiliates, members, equity holders, director representatives, partners, employees, agents and other related persons are engaged in the business of investing in private and public companies in a wide range of industries, including the industry segment in which the Company operates (the “Company Industry Segment”). Accordingly, the Company and the Investors acknowledge and agree that a Covered Person (as defined below) shall:

(a)    have no duty to the Company to refrain from participating as a director, investor or otherwise with respect to any company or other person or entity that is engaged in the Company Industry Segment or is otherwise competitive with the Company, and

(b)    in connection with making investment decisions, to the fullest extent permitted by law, have no obligation of confidentiality or other duty to the Company to refrain from using any information, including, but not limited to, market trend and market data, which comes into such Covered Person’s possession, whether as a director, investor or otherwise (the “Information Waiver”), provided that the Information Waiver shall not apply, and therefore such Covered Person shall be subject to such obligations and duties as would otherwise apply to such Covered Person under applicable law, if the information at issue (i) constitutes material non-public information concerning the Company, or (ii) is covered by a contractual obligation of confidentiality to which the Company is subject.

Notwithstanding anything in this Section 6.13 to the contrary, nothing herein shall be construed as a waiver of any Covered Person’s duty of loyalty or obligation of confidentiality with respect to the disclosure of confidential information of the Company. For the purposes of this Section 6.13, “Covered Persons” shall have the meaning set forth in the Restated Certificate.

6.15    Prior Agreement Superseded. Pursuant to Section 4.2 of the Prior Agreement, the undersigned parties who are parties to such Prior Agreement hereby amend and restate the Prior Agreement to read in its entirety as set forth in this Agreement, all with the intent and effect that the Prior Agreement shall be terminated and entirely replaced and superseded by this Agreement.

6.16    Waiver of Right of First Refusal. Each Investor who was a party to the Prior Agreement and who was a Major Investor thereunder hereby waives any right of notice or right of first refusal with respect to the sale of the Series C Preferred Stock pursuant to the terms of the Purchase Agreement to which such Major Investor may be entitled pursuant to the Prior Agreement. Such waiver shall be binding upon all parties to the Prior Agreement.

6.17    Business Trust. A copy of the Agreement and Declaration of Trust or similar constitutive document of each Investor managed by Fidelity Management & Research Company, or its affiliates, listed on Exhibit A hereto or any affiliate thereof (each, a “Fidelity Investor”) and each Investor affiliated with Morgan Stanley Investment Management Inc. listed on Exhibit A hereto (each, a “Morgan Stanley Investor”) that is a trust is on file with the Secretary of State of the state of formation of such trust, and notice is hereby given that this Agreement is executed on behalf of the trustees of such Morgan Stanley Investor, Fidelity Investor or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of such Morgan Stanley Investor, Fidelity Investor or any affiliate thereof individually but are binding only upon such Morgan Stanley Investor, Fidelity Investor or any affiliate thereof and its assets and property.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

DROPBOX, INC.

By:	/s/ Andrew Houston
Name:	Andrew Houston
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BLACKROCK GLOBAL ALLOCATION FUND, INC.

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC.

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

BLACKROCK GLOBAL ALLOCATION FUND (AUSTRALIA)

By: BlackRock Investment Management, LLC, as Investment Manager for BlackRock Investment Management (Australia) Limited, the Responsible Entity of BlackRock Global Allocation Fund (Australia)

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

JNL/BLACKROCK GLOBAL ALLOCATION FUND OF JNL SERIES TRUST

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

BLACKROCK GLOBAL FUNDS – GLOBAL ALLOCATION FUND

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

BLACKROCK GLOBAL FUNDS – GLOBAL DYNAMIC EQUITY FUND

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

AZL BLACKROCK GLOBAL ALLOCATION FUND, A SERIES OF ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: BlackRock Investment Management, LLC, as Investment Sub-Adviser

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND

By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the BlackRock Global Allocation Collective Fund

/s/ Lisa O’Donnell
Name:	Lisa O’Donnell, Managing Director
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Joseph Zambello
Name:	Joseph Zambello
Title:	Deputy Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Contrafund: Fidelity Advisor New Insights Fund

By:	/s/ Joseph Zambello
Name:	Joseph Zambello
Title:	Deputy Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ Joseph Zambello
Name:	Joseph Zambello
Title:	Deputy Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund

By:	/s/ Joseph Zambello
Name:	Joseph Zambello
Title:	Deputy Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Alpha Opportunities Fund

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Alpha Opportunities Trust

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Global Multi-Strategy Fund

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Wolf Creek Partners, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

Wolf Creek Investors (Bermuda) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Bay Pond Partners, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Bay Pond Investors (Bermuda) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Ithan Creek Master Investors (Cayman) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The Hartford Capital Appreciation Fund
By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

The Hartford Capital Appreciation II Fund
By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

Mid Cap Growth Portfolio
By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

T. Rowe Price Institutional Large-Cap Growth Fund

Principal Fund, Inc. - Principal LargeCap Growth I Fund

Principal Variable Contracts Funds, Inc.- LargeCap Growth 1 Series

Ohio Operating Engineers Pension Fund

Caterpillar, Inc. Master Pension Trust

Caterpillar, Inc. Group Insurance Master Trust

Union Pacific Corporation Master Retirement Trust

Caterpillar Investment Trust

Harris Corporation Master Trust

Sears 40l(K) Savings Plan

The Grand Lodge Consolidated Fund

Xerox Corporation Trust to Funds Retirement Plans

NextEra Energy Inc. Employee Pension Plan

Master Trust for Retirement Savings Plans of NcxtEra Energy, Inc. and Affiliates

BAE Master Trust Pension Investment Trust

The Pension Plans of Lyondell Chemical Company and its Subsidiaries and Affiliates

USG Corporation Retirement Plan

Monsanto Company Defined Contribution and Employee Stock Ownership Trust

T. Rowe Price U.S. Equities Trust

Marriott International, Inc. Pooled Investment Trust For Participant Directed

Accounts

Tucson Supplemental Retirement System

University of Colorado Health

Delta Air Lines, Inc. Defined Contribution Plans Master Trust

Dell, Inc. 401(K) Plan

Erie Insurance Exchange

Bechtel Trust & Thrift Plan

Brown Shoe Company, Inc. Retirement Plan

Blue Cross and Blue Shield of Kansas City

Corning Incorporated Investment Master Trust

The KP Funds - KP Large Cap Equity Fund

BY: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER

By:	/s/ Robert W. Sharps
Name:	Robert W. Sharps
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

T. ROWE PRICE GLOBAL ALLOCATION FUND

By: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER

By:	/s/ Daniel Martino
Name:	Daniel Martino
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

THE BUNTING FAMILY III, LLC

THE BUNTING FAMILY VI SOCIALLY RESPONSIBLE LLC

KNOLLWOOD INVESTMENT PARTNERSHIP

T. ROWE PRICE TAX-EFFICIENT EQUITY FUND

JEFLION INVESTMENT COMPANY

THE JEFFREY COMPANY

JEFFREYLLC

BY: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER

By:	/s/ Donald J. Peters
Name:	Donald J. Peters
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MORGAN STANLEY INVESTMENT MANAGEMENT GROWTH TRUST

By: State Street Bank and Trust Company
Trustee

MORGAN STANLEY INSTITUTIONAL FUND, INC.- GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc.
Investment Adviser

By:
Name:
Title:

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.- GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc.
Investment Adviser

By:
Name:
Title:

MORGAN STANLEY FOCUS GROWTH FUND
By: Morgan Stanley Investment Management Inc.
Investment Adviser

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MORGAN STANLEY INVESTMENT MANAGEMENT GROWTH TRUST

By: State Street Bank and Trust Company
Trustee

By:
Name:
Title:

MORGAN STANLEY INSTITUTIONAL FUND, INC.- GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc.
Investment Adviser

By:	/s/ Earl Pryce
Name:	Earl Pryce
Title:	Executive Director

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.- GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc.
Investment Adviser

By:	/s/ Earl Pryce
Name:	Earl Pryce
Title:	Executive Director

MORGAN STANLEY FOCUS GROWTH FUND
By: Morgan Stanley Investment Management Inc.
Investment Adviser

By:	/s/ Earl Pryce
Name:	Earl Pryce
Title:	Executive Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JNL SERIES TRUST- JNL/MORGAN STANLEY MID CAP GROWTH FUND By: Morgan Stanley Investment Management Inc. Investment Sub-Adviser

By:	/s/ Earl Pryce
Name:	Earl Pryce
Title:	Executive Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ACCELXL.P.

By:	Accel X Associates L.L.C.,
Its General Partner

By:	/s/ Richard Zamboldi, Atty in Fact
Name:
Title:

ACCEL INVESTORS 2008 L.L.C

By:	/s/ Richard Zamboldi, Atty in Fact
Name:
Title:

ACCEL X STRATEGIC PARTNERS L.P.

By:	Accel X Associates L.L.C.,
Its General Partner

By:	/s/ Richard Zamboldi, Atty in Fact
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GREYLOCK XIII LIMITED PARTNERSHIP
By:	Greylock Xlll GP LLC, its General Partner

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XIII-A LIMITED PARTNERSHIP
By:	Greylock Xlll GP LLC, its General Partner

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

GREYLOCK XIII PRINCIPALS LLC
By:	Greylock Management Corporation, Sole Member

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

INDEX VENTURES GROWTH I (JERSEY), L.P.

By: its Managing General Partner:

Index Venture Growth Associates I Limited

/s/ N.P. Ginnis
N.P. Ginnis Director

Address:	Index Venture Growth Associates I Limited

No. 1 Seaton Place
St. Helier
Jersey JE4 8YJ
Channel Islands
Attention: Matthew Paul
Fax +44 (0) 1534 605605

INDEX VENTURES GROWTH I PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By: its Managing General Partner:
Index Venture Growth Associates I Limited

/s/ N.P. Ginnis
N.P. Ginnis Director

Address:	Index Venture Growth Associates I Limited

No. 1 Seaton Place
St. Helier
Jersey JE4 8YJ
Channel Islands
Attention: Matthew Paul
Fax +44 (0) 1534 605605

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

INDEX VENTURES GROWTH II (JERSEY), L.P.

By: its Managing General Partner:

Index Venture Growth Associates II Limited

/s/ N.P. Ginnis
N.P. Ginnis
Director

Address:	Index Venture Growth Associates II Limited

No. 1 Seaton Place
St. Helier
Jersey JE4 8YJ
Channel Islands
Attention: Nicky Barthorp
Fax +44 (0) 1534 605605

INDEX VENTURES GROWTH II PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By: its Managing General Partner:
Index Venture Growth Associates II Limited

/s/ N.P. Ginnis
N.P. Ginnis
Director

Address:	Index Venture Growth Associates II Limited

No. 1 Seaton Place
St. Helier
Jersey JE4 8YJ
Channel Islands
Attention: Matthew Paul
Fax +44 (0) 1534 605605

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SEQUOIA CAPITAL XII

SEQUOIA TECHNOLOGY PARTNERS XII

SEQUOIA CAPITAL XII PRINCIPALS FUND

By:	SC XII Management, LLC,
A Delaware Limited Liability Company
General Partners of Each

By:	/s/ Roelof Botha
Name:	Roelof Botha
Title:	Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

YUCCA (JERSEY) SLP

By: Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Investment Scheme,

Authorised Signatory – Ogier Employee Benefit Services Limited

Address:	Ogier Employee Benefit Services Limited

Ogier House
The Esplanade
St Helier
Jersey JE4 9WG
Channel Islands
Facsimile +44 (0) 1534 504444
Attention: Hollie Benec’h

With copies (which shall not constitute notice) to:

Index Venture Management S.A.
2 rue de Jargonnant
1207 Geneva
Switzerland
Fax: +41 22 737 0099
Attention: André Dubois

and

Goodwin Procter LLP
135 Commonwealth Drive
Menlo Park, CA 94025
Attention: Anthony McCusker, Esq.

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

By:	/s/ Michele Anthony
Name:	Michele Anthony
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MATT CAMERON

By:	/s/ MATT CAMERON
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

KELLY CURTIS

By:	/s/ Kelly Curtis
Name:	Kelly Curtis
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

D5X, LLC

By:	/s/ Anthony Schiller
Name:	Anthony Schiller
Title:	Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

STONE GOSSARD

By:	/s/ Stone Gossard
Name:	Stone Gossard
Title:	Self

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MIKE MCCREADY

By:	/s/ MIKE MCCREADY
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SALESFORCE.COM, INC.

By:	/s/ John Somorjai
Name:	John Somorjai
Title:	Senior Vice President, Corporate
Development & Strategy

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

By:	/s/ Christopher Thomas Siglin
Name:	Christopher Thomas Siglin
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MARK SMITH

By:	/s/ Mark Smith
Name:	Mark Smith
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

NICOLE VANDENBERG

By:	/s/ Nicole Vandenberg
Name:	Nicole Vandenberg
Title:	PR/Philanthropy

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

EDDIE VEDDER

By:	/s/ EDDIE VEDDER
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AME CLOUD VENTURES, LLC

By:	/s/ Greg Hardester
Name:	Greg Hardester
Title:	Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DAN ARIELY

By:	/s/ DAN ARIELY

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AURUM PARTNERS LLC

By:	/s/ John E. York
Name:	John E. York
Title:	Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BPB 1998 TRUST

By:	/s/ Robert A. McCleskey
Name:	Robert A. McCleskey
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

THE WILLIAM V1 CAMPBELL TRUST DATED MARCH 11, 2009

By:	/s/ William V. Campbell
Name:	William V. Campbell
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CASH LOANS VC I LLC

By:	/s/ Diego Berdakin
Name:	Diego Berdakin
Title:	President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DONAHOE LIVING TRUST

By:	/s/ John Donahoe
Name:	John Donahoe
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JACK DORSEY TTEE

JACK DORSEY REVOCABLE TRUST DTD 12/8/10

By:	/s/ Jack Dorsey
Name:	Jack Dorsey
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

EMERSON COLLECTIVE INVESTMENTS, LLC

By:	/s/ J. Brad Powell
Name:	J. Brad Powell
Title:	Chief Investment Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ERIK FLANNIGAN AND THAIS V. STIKLORIUS JTWROS

By	/s/ Erik Flannigan
Name:	Erik Flannigan

By:	/s/ Thais V . Stiklorius
Name:	Thais V . Stiklorius

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ROBERT M. GATES

By:	/s/ ROBERT M. GATES

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JULIUS GENACHOWSKI

By:	/s/ Julius Genachowski

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JOSEPH KERT GREEN

By:	/s/ Joseph Green

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

H. BARTON CO-INVEST FUND II, LLC

By:	H. Barton Asset Management, LLC
Its:	Managing Member

By:	/s/ Harris Barton
Name:	Harris Barton
Title:	Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

lNVE TORS:

THE HARTZ FAMILY REVOCABLE TRUST

By:	/s/ Kevin Hartz
Name:	Kevin Hartz
Title:	Trustee

By:	/s/ Julia Hartz
Name:	Julia Hartz
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JOHN G. HERING

By:	/s/ JOHN G. HERING

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JONATHAN IVE AND HEATHER IVE CO-TTEES

THE IVE REVOCABLE TRUST DTD 9/15/2003

By:	/s/ Heather Ive
Name:	Heather Ive
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

LAWRENCE JACKSON

By:	/s/ LAWRENCE JACKSON

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

KPC VENTURE CAPITAL LLC

By:	/s/ Robert K. Kraft
Name:	Robert K. Kraft
Title:	Sole Director of its Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DONALD A. MATTRICK

By:	/s/ DONALD A. MATTRICK

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WILLIAM J. MCGOWAN II

By:	/s/ WILLIAM J. MCGOWAN II

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MCNEALY FAMILY TRUST U/D/T DTD 10/24/94

By:	/s/ Susan I. McNealy
Name:	Susan I. McNealy
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Alllenae and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JEFFREY SCOTT MILLER

/S/ JEFFREY SCOTT MILLER

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JOSEPH C. MONTANA

By:	/s/ JOSEPH C. MONTANA

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

NISHAR FAMILY CHILDREN’S TRUST DTD 12/2/09

By:	/s/ Dipchand Nishar
Name:	Dipchand Nishar
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

NISHAR FAMILY TRUST DTD 10/08/08

By:	/s/ Dipchand Nishar
Name:	Dipchand Nishar
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JUDD NYDES

By:	/s/ JUDD NYDES

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ONSTARTUPS LLC

By:	/s/ Dharmesh Shah
Name:	Dharmesh Shah
Title:	Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

QUEENSBRIDGE FUND I, L.P.

By:	Queensbridge Venture Partners, LLC its General Partner

By:	/s/ Aymen Anthony Saleh
Name:	Aymen Anthony Saleh
Title:	its Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

RADICAL INVESTMENTS LP,

a Delaware limited partnership

By:	Radical Investments Management LLC, a Delaware limited liability company, its general partner

By:	/s/ John Russell
Name:	John Russell
Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

REICHHELD FAMILY LLC – A PARTNERSHIP

By:	/s/ Frederick F. Reichheld
Name:	Frederick F. Reichheld
Title:	Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BRAD ALAN SILVERBERG

By:	/s/ BRAD ALAN SILVERBERG

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JOHN R. STEPHENS

By:	/s/ JOHN R. STEPHENS P/K/A JOHN LEGEND

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

LAWRENCE H. SUMMERS

By:	/s/ LAWRENCE H. SUMMERS

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SWEETWATER TRUST

By:	/s/ Dr. Griffith R. Harsh IV
Name:	Dr. Griffith R. Harsh IV
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amenae and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JUSTIN RANDALL TIMBERLAKE

/s/ JUSTIN RANDALL TIMBERLAKE

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TREVOR D. TRAINA REVOCABLE TRUST 4/4/2006

By:	/s/ Trevor D. Traina
Name:	Trevor D. Traina
Title:	Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

List of Investors

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
Index Ventures Growth I (Jersey), L.P.	0	0	4,040,146	0
Index Ventures Growth I Parallel Entrepreneur Fund (Jersey), L.P.	0	0	140,951	0
Index Ventures Growth II (Jersey), L.P.	0	0	5,126,202	0
Yucca (Jersey) SLP	0	0	85,900	0
Sequoia Capital XII	58,610,400	55,181,490	476,830	0
Sequoia Technology Partners XII	2,193,120	2,064,780	17,842	0
Sequoia Capital XII Principals Fund	6,264,120	5,897,640	50,962	0
Amidzad Partners, LLC	0	276,861	0	0
Todd Brennan, M.D.	0	1,563,454	0	0
Carl. F. Barnes, as Trustee of the Brennan DBx Gift Trust under Declaration of Trust dated December 23, 2011	0	31,592	0	0
A2A 2005 Partovi Irrevocable Trust	0	1,661,160	0	0
H2H 2005 Partovi Irrevocable Trust	0	1,661,160	0	0
Adam M. Smith	0	284,050	0	0
Accel X L.P.	22,998,450	0	462,262	0
Accel X Strategic Partners L.P.	1,742,820	0	35,030	0
Accel Investors 2008 L.L.C.	2,405,160	0	48,343	0
The Board of Trustees of The Leland Stanford Junior University (SBST)	399,210	0	0	0

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
GS Direct, L.L.C.	0	0	2,755,799	0
Greylock XIII Limited Partnership	0	0	1,963,675	0
Greylock XIII-A Limited Partnership	0	0	176,790	0
Greylock XIII Principals LLC	0	0	62,793	0
Benchmark Capital Partners VII, L.P.,	0	0	2,755,799	0
SV Angel III, L.P.	0	0	55,254	0
J. Rothschild Investments 1 Limited	0	0	3,860,881	0
Valiant Capital Partners, L.P.	0	0	1,047,204	0
Valiant Master Fund, L.P.	0	0	1,708,595	0
Institutional Venture Partners XIII, L.P.	0	0	2,755,799	0
Allen & Company LLC	0	0	276,271	0
Oeland Investments II LLC	0	0	663,049	0
Glynn Partners II, L.P.	0	0	132,610	0
Pinky Swear Trust	0	0	221,016	0
Mining Town, LLC	0	0	165,762	0
Raymond Ozzie Revocable Trust	0	0	55,254	0
William Adams	0	0	5,525	0
The Marc R. Benioff Revocable Trust U/A/D 12/3/04	0	0	110,508	0
AF Square LLC	0	0	11,051	0
Mag & Co fbo Fidelity Contrafund: Fidelity Advisor New Insights Fund	0	299,518	0	161,770

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
Mag & Co fbo Fidelity Contrafund: Fidelity Contrafund	0	1,260,898	0	698,385
GSV Capital Corp.	0	552,486	0	0
The Chiu Family Trust 2012	0	27,624	0	0
Allianz Variable Insurance Products Trust – AZL Morgan Stanley Mid Cap Growth Fund	0	22,019	0	0
Fidelity Rutland Square Trust II - Strategic Advisers Growth Fund	0	28,508	0	0
Fidelity Rutland Square Trust II - Strategic Advisers Growth Multi- Manager Fund	0	144	0	0
JNL Series Trust - JNL/Morgan Stanley Mid Cap Growth Fund	0	4,480	0	25,267
Lawrencium Atoll Investments Ltd.	0	1,684	0	0
Met Investors Series Trust - Morgan Stanley Mid Cap Growth Portfolio	0	51,888	0	0
Morgan Stanley Institutional Fund Trust - Mid Cap Growth Portfolio	0	371,814	0	0
Morgan Stanley Institutional Fund, Inc. - Global Discovery Portfolio	0	277	0	0
Morgan Stanley Select Dimensions Investment Series - Mid Cap Growth Portfolio	0	1,479	0	0
The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio	0	14,641	0	0
Transamerica Funds- Transamerica Growth Opportunities	0	34,602	0	0
Transamerica Series Trust - Transamerica Morgan Stanley Mid-Cap Growth VP	0	41,951	0	0

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
VALIC Company I - Mid Cap Strategic Growth Fund	0	8,758	0	0
ATTEND & CO.	4,415	21,689	0	0
AURORA & CO.	40,629	199,577	0	0
AURORA & CO.	11,190	54,965	0	0
BARNACLESAIL & CO.	581,600	2,884,077	0	0
BOOTH & CO	8,265	40,600	0	0
BOOTH & CO.	5,055	24,832	0	0
BOOTH & CO.	358	1,758	0	0
BRIDGESAIL & CO.	141,484	1,361,224	0	0
CANAL LOCK & CO.	6,321	31,052	0	0
CUDD & CO.	52,605	258,406	0	0
HANDRAIL & CO.	12,378	119,521	0	0
HARE & CO.	24,209	118,921	0	0
HARE & CO.	20,098	98,726	0	0
HEIRLOOM & CO.	103,417	508,002	0	0
HORIZONBASS & CO.	869	4,268	0	0
ICECOLD & CO.	2,265	11,126	0	0
MAC & CO.	9,449	46,402	0	0
MAC & CO.	5,794	28,461	0	0
MAC & CO.	12,924	63,485	0	0
MAC & CO.	6,586	32,354	0	0

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
MARKERLIGHT & CO.	1,047	5,146	0	0
MILDSHIP & CO.	31,927	156,830	0	0
MILKYWAY & CO.	9,241	89,006	0	0
STERNMATE & CO.	10,562	51,884	0	0
WEATHERBOARD & CO.	94,942	466,370	0	0
BlackRock Global Allocation Fund, Inc.	0	0	0	7,856,626
BlackRock Global Funds – Global Allocation Fund	0	0	0	2,487,644
BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.	0	0	0	1,681,622
BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.	0	0	0	36,437
BlackRock Global Allocation Fund (Australia)	0	0	0	130,410
MassMutual Select BlackRock Global Allocation Fund	0	0	0	87,114
JNL/BlackRock Global Allocation Fund of JNL Series Trust	0	0	0	408,089
AZL BlackRock Global Allocation Fund, a Series of Allianz Variable Insurance Products Trust	0	0	0	95,700
BlackRock Global Allocation Collective Fund	0	0	0	112,610
BlackRock Global Funds – Global Dynamic Equity Fund	0	0	0	191,925
T. ROWE PRICE NEW AMERICA GROWTH FUND	0	0	0	351,865

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO	0	0	0	14,509
T. ROWE PRICE GLOBAL ALLOCATION FUND	0	0	0	331
KNOLLWOOD INVESTMENT PARTNERSHIP	0	0	0	2,749
THE BUNTING FAMILY III, LLC	0	0	0	7,586
THE BUNTING FAMILY VI SOCIALLY RESPONSIBLE LLC	0	0	0	1,833
T. ROWE PRICE TAX-EFFICIENT EQUITY FUND	0	0	0	7,195
JEFLION INVESTMENT COMPANY	0	0	0	6,276
THE JEFFREY COMPANY	0	0	0	757
JEFLION INVESTMENT COMPANY T.	0	0	0	2,115
JEFFREY LLC	0	0	0	12,294
JEFFREY LLC	0	0	0	5,825
T. Rowe Price Institutional Large-Cap Growth Fund	0	0	0	785,312
Principal Fund, Inc. - Principal LargeCap Growth I Fund	0	0	0	254,085
Principal Variable Contracts Funds, Inc. - LargeCap Growth 1 Series	0	0	0	8,228
Ohio Operating Engineers Pension Fund	0	0	0	28,836
Caterpillar, Inc. Master Pension Trust	0	0	0	34,247
Caterpillar, Inc. Group Insurance Master Trust	0	0	0	4,466

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
Union Pacific Corporation Master Retirement Trust	0	0	0	8,272
Caterpillar Investment Trust	0	0	0	26,532
Harris Corporation Master Trust	0	0	0	10,857
Sears 401(K) Savings Plan	0	0	0	16,754
The Grand Lodge Consolidated Fund	0	0	0	6,048
Xerox Corporation Trust to Funds Retirement Plans	0	0	0	19,301
NextEra Energy Inc. Employee Pension Plan	0	0	0	11,840
Master Trust for Retirement Savings Plans of NextEra Energy, Inc. and Affiliates	0	0	0	13,265
BAE Master Trust Pension Investment Trust	0	0	0	9,023
The Pension Plans of Lyondell Chemical Company and its Subsidiaries and Affiliates	0	0	0	4,777
USG Corporation Retirement Plan	0	0	0	6,245
Monsanto Company Defined Contribution and Employee Stock Ownership Trust	0	0	0	7,384
T. Rowe Price U.S. Equities Trust	0	0	0	49,757
Marriott International, Inc. Pooled Investment Trust For Participant Directed Accounts	0	0	0	6,954
Tucson Supplemental Retirement System	0	0	0	6,190
University of Colorado Health	0	0	0	7,251
Delta Air Lines, Inc. Defined Contribution Plans Master Trust	0	0	0	24,381

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
Dell, Inc. 401(K) Plan	0	0	0	9,147
Erie Insurance Exchange	0	0	0	28,238
Bechtel Trust & Thrift Plan	0	0	0	8,192
Brown Shoe Company, Inc. Retirement Plan	0	0	0	3,648
Blue Cross and Blue Shield of Kansas City	0	0	0	6,154
Corning Incorporated Investment Master Trust	0	0	0	12,529
The KP Funds - KP Large Cap Equity Fund	0	0	0	1,097
Mag & Co fbo Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund	0	0	0	53,923
Mag & Co fbo Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund	0	0	0	394,740
Alpha Opportunities Fund	0	0	0	20,535
Alpha Opportunities Trust	0	0	0	10,895
Global Multi-Strategy Fund	0	0	0	2,671
Wolf Creek Partners, L.P.	0	0	0	21,774
Wolf Creek Investors (Bermuda) L.P.	0	0	0	20,831
Bay Pond Partners, L.P.	0	0	0	76,271
Bay Pond Investors (Bermuda) L.P.	0	0	0	55,569
Ithan Creek Master Investors (Cayman) L.P.	0	0	0	20,849
The Hartford Capital Appreciation Fund	0	0	0	18,389
The Hartford Capital Appreciation II Fund	0	0	0	10,669
Mid Cap Growth Portfolio	0	0	0	3,310

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
Morgan Stanley Institutional Fund, Inc. – Growth Portfolio	0	0	0	140,762
Morgan Stanley Focus Growth Fund	0	0	0	235,217
Morgan Stanley Investment Management Growth Trust	0	0	0	96,880
The Universal Institutional Funds, Inc. – Growth Portfolio	0	0	0	25,401
D5X, LLC	0	0	0	837,643
Salesforce.com, Inc.	0	0	0	261,763
Kelly Mark Curtis	0	0	0	7,591
Stone Gossard	0	0	0	7,852
Mike McCready	0	0	0	5,235
Eddie Vedder	0	0	0	4,711
Matt Cameron	0	0	0	4,711
Mark A. Smith	0	0	0	3,926
Christopher Thomas Siglin	0	0	0	1,570
Nicole Vandenberg	0	0	0	523
Michele Anthony	0	0	0	3,141
Justin Randall Timberlake	0	0	0	5,235
Jeffrey Scott Miller	0	0	0	1,308
QueensBridge Fund I, L.P.	0	0	0	26,176
Trevor D. Traina Revocable Trust 4/4/2006	0	0	0	13,088

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
The William V. Campbell Trust dated March 11, 2009	0	0	0	2,617
Reichheld Family LLC – a Partnership	0	0	0	2,617
Erik Flannigan and Thais V. Stiklorius	0	0	0	1,308
Jonathan Ive and Heather Ive Co-TTTEES The Ive Revocable Trust dtd 9/15/2003	0	0	0	2,617
KPC Venture Capital LLC	0	0	0	26,176
Brad Alan Silverberg	0	0	0	5,235
John R. Stephens	0	0	0	1,832
Julius Genachowski	0	0	0	2,617
Dan Ariely	0	0	0	1,308
OnStartups LLC	0	0	0	5,287
H. Barton Co-Invest Fund II, LLC	0	0	0	13,088
The Hartz Family Revocable Trust	0	0	0	13,088
McNealy Family Trust u/d/t dtd 10/24/94	0	0	0	10,470
Joseph C. Montana	0	0	0	2,617
Radical Investments LP, a Delaware limited partnership	0	0	0	10,470
Robert M. Gates	0	0	0	2,617
AME Cloud Ventures, LLC	0	0	0	7,852
BPB 1998 Trust	0	0	0	2,617
Donald A. Mattrick	0	0	0	10,470
Lawrence H. Summers	0	0	0	13,088

Investor	Shares of Series A Stock	Shares of Series A-1 Stock	Shares of Series B Stock	Shares of Series C Stock
Aurum Partners LLC	0	0	0	2,617
Jack Dorsey TTEE Jack Dorsey Revocable Trust dtd 12/8/10	0	0	0	2,617
John G. Hering	0	0	0	13,088
Judd Nydes	0	0	0	785
Emerson Collective Investments, LLC	0	0	0	13,088
Donahoe Living Trust	0	0	0	2,617
Nishar Family Children’s Trust dtd 12/2/09	0	0	0	10,470
Nishar Family Trust dtd 10/08/08	0	0	0	15,705
Cash Loans VC I LLC	0	0	0	5,235
Joseph Kert Green	0	0	0	2,617
Sweetwater Trust	0	0	0	52,352
Lawrence Jackson	0	0	0	1,308
William J. McGowan II	0	0	0	1,308

TOTALS:	95,810,910	78,023,640	29,268,103	18,460,901

DROPBOX, INC.

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement (this “Amendment”) is made as of February 22, 2018 by and among Dropbox, Inc., a Delaware corporation (the “Company”) and the Investors set forth on the signature pages hereto. Capitalized terms not herein defined shall have the meanings ascribed to them in the Amended and Restated Investors’ Rights Agreement by and between the Company and the Investors dated as of January 30, 2014 (the “Rights Agreement”).

RECITALS

WHEREAS, the Company desires to amend the Rights Agreement to amend Section 2.9(a).

WHEREAS, pursuant to Section 4.2 of the Rights Agreement, the Rights Agreement may be amended only with the written consent of the Company and Investors holding shares of Preferred Stock convertible into a majority of all the Investors’ Shares (collectively, the “Requisite Consent”).

WHEREAS, the undersigned parties constitute the Requisite Consent.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.	Amendment. Section 2.9(a) of the Rights Agreement is hereby amended in its entirety and will read as follows:

(a) For purposes of this Section 2.9, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the book-entry accounts representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The foregoing provisions of this Section 2.9 shall not apply to any sale of any shares pursuant to an underwriting agreement and shall not apply to any shares acquired in an IPO or in market purchases following an IPO, unless otherwise required by the underwriters of securities of the Company. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters of each such registration statement that are consistent with this Section 2.9 or that are necessary to give further effect thereto. The obligations described in Section 2.9 shall apply only if all officers and directors of the Company and all one-percent (1%) security holders enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

2.	Full Force and Effect. Except as expressly modified by this Amendment, the terms of the Rights Agreement shall remain in full force and effect.

3.	Governing Law. This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

4.	Integration. This Amendment and the Rights Agreement, and the documents referred to herein and therein and the exhibits and schedules thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

5.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, the parties hereto have executed this Amendment No. 1 to the Rights Agreement as of the date first written above.

THE COMPANY:

DROPBOX, INC.

By:	/s/ Andrew Houston
Name:	Andrew Houston
Title:	Chief Executive Officer

In Witness Whereof, the parties hereto have executed this Amendment No. 1 to the Rights Agreement as of the date first written above.

INVESTORS:

SEQUOIA CAPITAL XII
SEQUOIA TECHNOLOGY PARTNERS XII
SEQUOIA CAPITAL XII PRINCIPALS FUND

By:	SC XII Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Roelof Botha
Name:	Roelof Botha
Title:	Managing Member

In Witness Whereof, the parties hereto have executed this Amendment No. 1 to the Rights Agreement as of the date first written above.

INVESTORS:

ACCEL X L.P.
By:	Accel X Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Name:	Richard Zamboldi

ACCEL X STRATEGIC PARTNERS L.P.
By:	Accel X Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Name:	Richard Zamboldi

ACCEL INVESTORS 2008 L.L.C.

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Name:	Richard Zamboldi